UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006 (February 28, 2006)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Contract

On February 28, 2006, the Compensation Committee of the Board of Directors of Bill Barrett Corporation (the “Company”) approved an increase in the salary of Fredrick J. Barrett to $333,000 per year in connection with his promotion to Chief Executive Officer and Chairman of the Board of Directors. See below, Item 5.02. Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers. Also on February 28, 2006, the Compensation Committee approved an amendment to the compensation for the Chair of the Audit Committee. Randy Stein currently serves as the Chair of the Audit Committee. In addition to receiving a meeting attendance fee of $1,000 per Board of Directors or Committee meeting attended by the Audit Committee Chair, the Chair will be entitled to a meeting attendance fee for participating in substantive meetings with the Company’s auditors or management.

Item 5.02.	Departure of Directors or Principal Officers; Election of Director; Appointment of Principal Officers.

Appointment of Principal Officer

Effective March 1, 2006, Fredrick J. Barrett was appointed Chief Executive Officer and Chairman of the Board of Directors of Bill Barrett Corporation (the “Company”). Mr. Barrett also will continue to serve as President of the Company. In connection with his promotion, Mr. Barrett’s salary was increased to $333,000 per year.

Mr. Barrett, 45, has served as the Company’s President and a director since the Company’s inception in January 2002 and served as Chief Operating Officer from June 2005 through February 2006. Mr. Barrett served as senior geologist of Barrett Resources Corporation and its successor in the Rocky Mountain Region from 1997 through 2001, and as geologist from 1989 to 1996.

William J. Barrett, who previously served as Chief Executive Officer and Chairman of the Board, will continue to serve as an employee and director of the Company. On February 28, 2006, Mr. William Barrett informed the Company that he intends to retire as an employee and director on May 17, 2006.

Mr. Fred Barrett is the son of William J. Barrett and the brother of Terry R. Barrett, the Company’s Senior Vice President – Exploration, Northern Division.

Item 7.01.	Regulation FD Disclosure.

On February 28, 2006, the Company issued a press release concerning the appointment of Fredrick J. Barrett as Chief Executive Officer and Chairman of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated February 28, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL BARRETT CORPORATION

Date: March 2, 2006	By:	/s/ Francis B. Barron
Francis B. Barron Senior Vice President—General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 28, 2006.

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